UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 15, 2006

INVESTORS REAL ESTATE TRUST
(Exact name of registrant as specified in its charter)

North Dakota	0-14851	45-0311232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12 South Main Street Minot, ND 58701
(Address of principal executive offices, including zip code)

(701) 837-4738
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□    Written communications pursuant to Rule 425 under the Securities Act

□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

□    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

□    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

____________________________________________________________________________________________

Item 1.01        Entry into a Material Definitive Agreement

On September 15, 2006, concurrent with the completion of the acquisition of the Magnum Portfolio (as defined below), Investors Real Estate Trust (IRET), through a special-purpose subsidiary entity IRET-MR9, LLC, a Delaware limited liability company (the “Borrower”), entered into $122,610,00 Loan and Security Agreement (the “Loan Agreement”) with Citigroup Global Markets Realty Corp., a New York corporation (“Citigroup”).  IRET borrowed the entire amount available under the Loan Agreement on September 15, 2006 (the “Loan”), and used $89,428,441 of the Loan proceeds to repay existing indebtedness on the Magnum Portfolio and certain closing costs and expenses in regard to the acquisition of the Magnum Portfolio and the Citigroup Loan.  The remainder of the Loan proceeds is being held by the Borrower to be used for commercial purposes.

The outstanding balance of the Loan is subject to an interest rate of 5.9236%, computed on the basis of a 360-day year and charged for the actual number of days elapsed during any accrual period.  The Loan Agreement provides for monthly interest-only payments and a scheduled maturity date of October 6, 2016.  The Loan is secured by mortgages to the Lender on the Magnum Portfolio properties, and contains covenants and defaults, including restrictions on permitted indebtedness of the Borrower.  A copy of the Loan Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.01        Completion of Acquisition or Disposition of Assets

On September 15, 2006, IRET completed the acquisition of a portfolio of nine office complexes, consisting of 15 buildings totaling approximately 936,568 rentable square feet (the “Magnum Portfolio”), from subsidiaries of Omaha-based Magnum Resources, Inc., a real estate services and investment firm founded by W. David Scott, for an aggregate consideration of approximately $140.8 million.  The Magnum Portfolio is comprised of the following properties:

  Pacific Hills, an approximately 143,061 rentable square feet (“r. sq. ft.”) office complex consisting of three multi-story and two single-story buildings located at 120th and Pacific Street, Omaha, Nebraska.
  Corporate Center West, an approximately 141,724 r. sq. ft. office complex consisting of three two-story buildings located at Old Mill Road in Omaha, Nebraska.
  Farnam Executive Center, an approximately 94,832 r. sq. ft. five-story office building located at Farnam Drive in Omaha, Nebraska.
  Miracle Hills One, an approximately 84,475 r. sq. ft., a five-story office building located at Miracle Hills Drive in Omaha, Nebraska.
  Woodlands Plaza IV, an approximately 60,942 r. sq. ft., three-story office building located on Borman Drive in St. Louis, Missouri.
  Riverport, an approximately 122,567 r. sq. ft., three-story office building located on Riverport Drive in Maryland Heights, Missouri.
  Timberlands, an approximately 90,315 r. sq. ft., three-story office building located at West 114th Street in Leawood, Kansas.
  Flagship, an approximately 138,825 r. sq. ft., four-story office building located on Prairie Center Drive in Eden Prairie, Minnesota.

  Gateway Corporate Center, an approximately 59,827 r. sq. ft., two-story office building located on Bielenberg Drive in Woodbury, Minnesota.

The acquisition price of $140.8 million for the Magnum Portfolio was funded through a combination of a draw of the entire $122,610,000 available for borrowing under the Citigroup Loan Agreement described above, of which $89,428,441 was used to repay existing indebtedness on the Magnum Portfolio and certain closing costs and expenses in regard to the acquisition and the Citigroup loan (with the remainder of the loan proceeds being held by the Borrower to be used for commercial purposes); and the issuance by IRET Properties, a North Dakota Limited Partnership and a subsidiary of IRET through which IRET conducts substantially all of its business and owns substantially all of its assets, of approximately 5.9 million units of its limited partnership units, valued at $9.50 per unit, or approximately $55.9 million in total, to the selling entities of the Magnum Portfolio.  These limited partnership units become redeemable for cash, or, at IRET’s election, for IRET’s common shares of beneficial interest on a one-to-one basis, beginning two years from their issuance under the terms of IRET Properties’ limited partnership agreement.  The limited partnership units issued in the acquisition were not registered under the Securities Act of 1933, or any state securities laws, and may not be offered and sold in the United States absent registration or an applicable exemption from registration.  IRET has agreed to file a registration statement registering the resale of IRET common shares issued upon the redemption of these limited partnership units.

The acquisition of the Magnum Portfolio occurred pursuant to the previously disclosed Agreement for the Contribution of Property dated May 3, 2006, by and between IRET Properties and subsidiaries of Magnum Resources (the “Contribution Agreement”).  A copy of the Contribution Agreement was previously filed as Exhibit 10.1 to IRET’s Current Report on Form 8-K dated May 17, 2006, and filed with the SEC on May 17, 2006.

Under Regulation S-X of the Securities Act of 1933, as amended, we are required to prepare and file certain historical financial statements, pro forma financial statements and related notes in regard to the acquisition of the Magnum Portfolio.  These financial statements, pro forma financial statements and related notes are not being provided with this Current Report on Form 8-K.  Instead, as permitted, we will file such required financial statements and related notes not later than 71 calendar days after the date that this initial report on Form 8-K was required to be filed, through an amendment to this Current Report on Form 8-K.

Item 2.03        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The description of the Loan Agreement set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits

(a)                Not applicable

(b)               Not applicable

(c)                Exhibits

Exhibit No.	Description

10.1	Loan and Security Agreement, dated as of September 15, 2006, between IRET-MR9, LLC, as Borrower, and Citigroup Global Markets Realty Corp., as Lender

99	Press Release, dated September 18, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST
(Registrant)

By:	/s/ Timothy P. Mihalick
Timothy P. Mihalick
Senior Vice President &
Chief Operating Officer

 Dated:  September 18, 2006

Exhibit Index

Exhibit No.	Description

10.1	Loan and Security Agreement, dated as of September 15, 2006, between IRET-MR9, LLC, as Borrower, and Citigroup Global Markets Realty Corp., as Lender

99	Press Release, dated September 18, 2006